TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE INTERNATIONAL VALUE FUND

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE . BUYBACKS .. DIVIDENDS + VALUE FUND

Supplement dated October 9, 2026

to the Statement of Additional Information (the “SAI”) each dated July 29, 2026 as may be supplemented from time to time

The Board of Directors of Tweedy, Browne Fund Inc. (the “Company”) has unanimously approved the appointment of Quasar Distributors, LLC, as the exclusive sales agent and distributor for the sale and distribution of shares of each of the Funds, effective November 9, 2026. AMG Distributors, Inc. will resign as sales agent and distributor on November 9, 2026.

In connection with the change noted above, please note the following:

1)	The table in the section of the SAI titled “MANAGEMENT OF THE FUNDS – Interested Directors” is hereby revised to replace footnote 1 with the footnote below:

1 Jay Hill, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser.

2)	The section of the SAI titled “Code of Ethics” is hereby replaced in its entirety by the following paragraph:

Code of Ethics

The Company and Tweedy, Browne, as investment adviser, have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in mutual funds and other securities, including securities that may be purchased or held by the Company. In addition, Quasar Distributors, LLC, as principal underwriter, has adopted a Code of Ethics under Rule 17j-1 (the “Quasar Code of Ethics”). The Quasar Code of Ethics, which generally permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, contains procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

3)	The section of the SAI titled “Distributor” is hereby replaced in its entirety by the following:

Distributor

Quasar Distributors, LLC, 190 Middle Street Suite 301 Portland Maine 04101 (“Quasar”), serves as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Funds’ shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Funds and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors, or by Quasar on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

This Supplement should be retained with your SAI for future reference.

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